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EXHIBIT 24.1
POWERS OF ATTORNEY FROM
MEMBERS OF THE BOARD OF DIRECTORS OF
BELDEN INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 1999 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed as part of, as an exhibit to, or in connection with such Annual Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 2000.

                                        /s/ Lorne D. Baine
                                        -------------------------------------
                                        Lorne D. Bain



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                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 1999 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed as part of, as an exhibit to, or in connection with such Annual Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2000.

                                              /s/ John R. DallePezze
                                              ---------------------------------
                                              John R. DallePezze


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                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 1999 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed as part of, as an exhibit to, or in connection with such Annual Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of March, 2000.

                                        /s/ Alan E. Reidel
                                        -------------------------------------
                                        Alan E. Reidel

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 1999 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed as part of, as an exhibit to, or in connection with such Annual Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2000.

                                         /s/ Bernard G. Rethore
                                         -------------------------------------
                                         Bernard G. Rethore


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                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 1999 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed as part of, as an exhibit to, or in connection with such Annual Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of March, 2000.

                                         /s/ Joseph R. Coppola
                                         -------------------------------------
                                         Joseph R. Coppola




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                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations in connection with the execution and filing of the Annual Report (Form 10-K) of Belden Inc. for the fiscal year ended December 31, 1999 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed as part of, as an exhibit to, or in connection with such Annual Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this
       day of              , 2000.
------        -------------


                                        -------------------------------------
                                        Christopher I. Byrnes